                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2005

                                 TEAMSTAFF, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-18492
                                                --------

           NEW JERSEY                                   22-1899798
           ----------                                   ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                                300 ATRIUM DRIVE
                               SOMERSET, NJ 08873
                               ------------------
              (Address and zip code of principal executive offices)

                                 (732) 748-1700
                                 --------------
              (Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

                                     1 of 2

================================================================================

                                       1

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

          Effective January 5, 2005, Mr. Martin J. Delaney, who had served as an independent member of the Board of Directors of TeamStaff, Inc.
     ("TeamStaff"), became an employee of TeamStaff. Mr. Delaney will continue to serve as a member of TeamStaff's Board of Directors, however, such service will be in a non-independent capacity. Accordingly, effective
     January 5, 2005, Mr. Delaney resigned from his service as the Chairman of the Audit Committee and as a member of the Audit Committee and the
     Management Resources and Compensation Committee of TeamStaff's Board of
     Directors. The Board of Directors intends to name the replacements for Mr.
     Delaney on such committees at its next scheduled meeting. The Nominating and Corporate Governance Committee has voted to recommend to the Board of
     Directors that Mr. Delaney be appointed a Senior Vice President of
     TeamStaff.

          Biographical Information. Martin J. Delaney, originally joined
     TeamStaff's Board of Directors in July 1998. Mr. Delaney is an attorney and a prominent healthcare executive who began his hospital management career in 1971 as an Assistant Administrator at Nassau County Medical Center. He
     has been a director of a large regional Health Maintenance Organization on
     Long Island, the Hospital Association of New York State, the Greater New
     York Hospital Association, and chairman of the Nassau-Suffolk Hospital
     Council. He has been President, CEO and a director of Winthrop University
     Hospital, Winthrop South Nassau University Health Care Systems, and the
     Long Island Health Network. He has a graduate degree in health care management from The George Washington University and a law degree from St.
     John's University. He has been admitted to practice in New York State and federal courts. Mr. Delaney is 61 years old.

          Employment Arrangements. Mr. Delaney agreed to the terms of employment on an at-will basis as set forth in an offer letter dated January 5, 2005.
     The following is a description of the terms of Mr. Delaney's employment:

                o    Mr. Delaney's employment is on an at-will basis. Mr.
                     Delaney's annualized base salary will be $140,000. During
                     the term of his employment, he will be paid incentive
                     compensation monthly consisting of one percent of actual
                     revenue received by TeamStaff for "covered sales." After
                     the termination of his employment, he will continue to
                     receive such incentive compensation for the duration of the initial term of any existing agreement between TeamStaff
                     and the client. "Covered sales" shall include all revenue
                     received by TeamStaff following a presentation by Mr.
                     Delaney of TeamStaff's vendor management system and menu of services to a prospective client and the prospective
                     client's entry into a contract for such system during the
                     term of his employment, or any incremental increase in
                     revenue from an existing client as a result of its entry
                     into a contract with TeamStaff for vendor management
                     services during the term of Mr. Delaney's employment after a presentation by Mr. Delaney.

                o    Subject to Board approval, Mr. Delaney will be entitled to receive options to purchase 100,000 shares of our common
                     stock at an exercise price equal to the closing price of
                     our common stock on that date. The options shall vest as
                     follows: 50,000 shares shall vest on the first anniversary of the commencement of his employment and the balance of
                     50,000 options shall vest on the second anniversary of the commencement of his employment.

                o    In the event that Mr. Delaney's employment with TeamStaff
                     terminates, but he either: (a) remains a director of the
                     TeamStaff or (b) is nominated for re-election at
                     TeamStaff's next annual meeting of shareholders but is not re-elected, TeamStaff will pay Mr. Delaney at or near the
                     close of each fiscal year during his period of membership
                     on the Board (or what would have been his period of
                     membership had he been re-elected) an amount equal to the
                     difference between (A) any amounts he receives (or would
                     have received had he been re-elected) under the Board's
                     then-current non-employee director cash compensation policy during such fiscal year and (B) the amount he would have
                     received under the Board's then-current non-employee
                     director cash compensation policy had he been Chairman of
                     the Audit Committee and a member of the Management
                     Resources and Compensation Committee as well as a board
                     member during such fiscal year. Notwithstanding the
                     foregoing, however, these payments will not be provided
                     should he resign, die or otherwise be removed from the
                     Board or, in any event, for any period beyond the
                     expiration of the term of the class of directors elected at
                     TeamStaff's next annual meeting of shareholders.

                                       2

                o    Mr. Delaney will be entitled to standard benefits available to TeamStaff's employees and will be subject to
                     confidentiality, non-solicitation and non-competition
                     obligations.

                                   SIGNATURE

                                   TEAMSTAFF, INC.

                                   By: /s/ Edmund C. Kenealy
                                   -------------------------------------------
                                   Name:  Edmund C. Kenealy
                                   Title: Vice President, General Counsel and
                                            Secretary
                                   Date:  January 11, 2005

                                       3